EXHIBIT 32.1

CERTIFICATION PURSUANT
TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hydron Technologies, Inc. (the “Registrant”) on Form 10-Q for the quarter ended December 31, 2009 as filed with the Securities and Exchange Commission on February 12, 2010, hereof (the “Report”), the undersigned officer certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Registrant.

HYDRON TECHNOLOGIES, INC.

/s/: Richard Banakus

Richard Banakus Interim President, Principal Financial and Accounting Officer February 12, 2010